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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                           DATE OF REPORT: May 8, 1998
                        (DATE OF EARLIEST EVENT REPORTED)

                        ENSTAR INCOME PROGRAM IV-2, L.P.,
                          A GEORGIA LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



              Georgia                      0-15706               58-1648318
  (STATE OR OTHER JURISDICTION           (COMMISSION           (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)        FILE NUMBER)        IDENTIFICATION NO.)


   10900 Wilshire Blvd., 15th Floor, Los Angeles, California       90024
     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)



Registrant's telephone number, including area code:  (310) 824-9990

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ITEM 5. OTHER EVENTS.

        On April 27, 1998, Madison Partnership Liquidity Investors 52, LLC disseminated a letter stating its interest in Enstar Income Program IV-2, L.P. (the "Registrant") for a price of $141 per unit. This offer was made without the consent or involvement of the Registrant's Corporate General Partner. The Corporate General Partner has considered the offer, concluded that it is inadequate and, accordingly, recommended that limited partners not accept the offer. Pursuant to Rule 14e-2 promulgated under the Securities Exchange Act of 1934, as amended, this recommendation and the Corporate General Partner's bases therefor were conveyed to limited partners in a letter dated May 8, 1998 which is filed as an exhibit hereto and incorporated herein by this reference.

        FORWARD-LOOKING STATEMENTS CONTAINED OR REFERRED TO IN THIS REPORT ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INVESTORS ARE CAUTIONED THAT SUCH FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, WITHOUT LIMITATION, THE EFFECTS OF LEGISLATIVE AND REGULATORY CHANGES; THE POTENTIAL OF INCREASED LEVELS OF COMPETITION FOR THE PARTNERSHIP; TECHNOLOGICAL CHANGES; THE PARTNERSHIP'S DEPENDENCE UPON THIRD-PARTY PROGRAMMING; THE ABSENCE OF UNITHOLDER PARTICIPATION IN THE GOVERNANCE AND MANAGEMENT OF THE PARTNERSHIP; THE MANAGEMENT FEES PAYABLE TO THE CORPORATE GENERAL PARTNER; THE EXONERATION AND INDEMNIFICATION PROVISIONS CONTAINED IN THE PARTNERSHIP AGREEMENT RELATING TO THE CORPORATE GENERAL PARTNER; OTHER POTENTIAL CONFLICTS OF INTEREST INVOLVING THE CORPORATE GENERAL PARTNER AND ITS AFFILIATES; AND OTHER RISKS DETAILED FROM TIME TO TIME IN THE PARTNERSHIP'S ANNUAL REPORT ON FORM 10-K AND OTHER PERIODIC REPORTS FILED WITH THE COMMISSION.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits

        5.1 Letter to Limited Partners dated May 8, 1998.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ENSTAR INCOME PROGRAM IV-2, L.P.,
                                        A Georgia limited partnership

                                        By:  Enstar Communications Corporation
                                             General Partner


Date:  May 20, 1998                     By:  /s/ Michael K. Menerey
                                             -----------------------------------
                                             Michael K. Menerey
                                             Executive Vice President,
                                             Chief Financial Officer and
                                             Secretary



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
                                                           Sequentially
                                                             Numbered
 Exhibit                       Description                     Page
 -------                       -----------                 ------------
   5.1                       Letter to Limited                  5
                              Partners dated
                                May 8, 1998



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